                                 SERP AGREEMENT

THIS AGREEMENT (this "SERP Agreement"), dated as of February 15, 2000, by and among Sterling Software, Inc., a Delaware corporation (the "Company"), Computer Associates International, Inc., a Delaware corporation (the "Parent"), and Geno
P. Tolari, and individual (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Executive is a participant in the Amended and Restated Supplemental Executive Retirement Plan II (the "SERP");

         NOW THEREFORE, the Company, the Parent and the Executive agree as follows:

         1. This SERP Agreement shall be of no force and effect if the Offer (as defined in the Agreement and Plan of Merger, dated as of February 14, 2000, among the Parent, Silversmith Acquisition Corp. and the Company) is not consummated.

         2. The Company shall pay to the Executive, within five (5) days after the date of termination of the Executive's employment for any reason, a lump sum payment in cash equal to $3,527,640. Such amount shall be satisfaction in full for the Company's obligations to the Executive pursuant to the SERP.




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                  IN WITNESS WHEREOF, the parties have caused this SERP
Agreement to be duly executed and delivered as of the first date first written above.


                                       STERLING SOFTWARE, INC.

                                       By: /s/ Don J. McDermett, Jr.
                                           -----------------------------------
                                           Don J. McDermett, Jr.
                                           Senior Vice President &
                                           General Counsel


                                       COMPUTER ASSOCIATES
                                       INTERNATIONAL, INC.

                                       By: /s/ Steven M. Woghin
                                           -----------------------------------
                                           Steven M. Woghin
                                           Senior Vice President &
                                           General Counsel


                                       /s/ Geno P. Tolari
                                       --------------------------------------
                                       Geno P. Tolari


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